UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 25, 2022

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

    On May 25, 2022, Sprout Social, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following four proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022. The final voting results for each proposal, as certified by the judge of election for the Annual Meeting, are described below. Fractional shares have been rounded up to the nearest whole number.

Proposal 1. The election of two Class III director listed below to serve until the Company's 2025 annual meeting of stockholders and until his successor is duly elected and qualified.

	Votes For	Withheld	Broker Non-Votes
Aaron Rankin	94,208,837	15,085,793	3,533,676
Steven Collins	93,037,597	16,257,033	3,533,676

Based on the votes set forth above, the director nominees were duly elected.

Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain
112,613,524	191,935	22,846

Based on the votes set forth above, the appointment of PricerwaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Proposal 3. Advisory vote to approve the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
106,588,488	2,687,641	18,501	3,533,676

Based on the votes set forth above, the compensation of the Company's named executive officers was approved by an advisory vote.

Proposal 4. Advisory vote to indicate the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers.

1 Yr.	2 Yr.	3 Yr.	Abstain	Broker Non-Votes
108,134,506	12,383	1,128,327	19,414	3,533,676

Based on the votes set forth above, a one year frequency of advisory votes on the compensation of the Company's named executive officers was approved by an advisory vote. In light of these voting results, and the recommendation of the Company's Board of Directors that was included in the proxy statement for the Annual Meeting, the Company has determined that it will hold future advisory votes on the compensation of the Company's named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: May 26, 2022